UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 25, 2010
CARRIZO OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-29187-87 (Commission File Number)	76-0415919 (I.R.S. Employer Identification No.)

1000 Louisiana Street Suite 1500 Houston, Texas (Address of principal executive offices)	77002 (Zip code)
Registrant’s telephone number, including area code: (713) 328-1000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     Carrizo Oil & Gas, Inc. (the “Company”) is providing updated information in this Current Report in connection with its previously announced proposed private offering of senior notes. This information supersedes and replaces in its entirety the discussion under Item 7.01 of the Company’s Current Report on Form 8-K filed earlier on October 25, 2010.
     The Company’s management currently estimates 2010 production to be approximately 38 Bcfe. The Company is currently targeting a ratio of debt to proved reserves of less than $0.75/Mcfe by 2012.
     Management currently expects to focus on development and evaluation in its leased properties for the remainder of 2010 and for 2011. In 2010 and 2011, through its joint venture with Reliance Marcellus II, LLC in the Marcellus Shale, the Company plans to drill approximately one vertical well and 52 horizontal wells in northeastern Pennsylvania and approximately 12 vertical wells and 28 horizontal wells in central Pennsylvania.
     None of the information furnished in this Item 7.01 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company, that the information in this report and the accompanying exhibits is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.
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     Statements in this Current Report that are not historical facts, including those related to the proposed senior notes offering, joint ventures, planned exploration or drilling activity, plans or targets of the Company’s management and expected production are forward-looking statements that are based on current expectations. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that these expectations will prove correct. Important factors that could cause actual results to differ materially from those in the forward-looking statements include results of the notes offering, the existence of title defects, actions by the Company’s joint venture, midstream and other industry partners, results of exploration activities, government regulation, commodity price changes, capital needs and uses, market and other conditions and other risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010 and June 30, 2010, its Current Report on Form 8-K filed on October 25, 2010 (under Item 8.01) and its other filings with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.
	By:	/s/ Paul F. Boling
		Name:	Paul F. Boling
Date: October 25, 2010		Title:	Vice President and Chief Financial Officer